UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 19, 2006

                          RIVIERA HOLDINGS CORPORATION
             (exact name of registrant as specified in its charter)

    Nevada                           000-21430                   88-0296885
(State or other                     (Commission                (IRS Employer
jurisdiction of                    File Number)              Identification No.)
 corporation)

   2901 Las Vegas Boulevard
       Las Vegas, Nevada                                    89109
 (Address of principal office)                            (Zip code)

Registrant's Telephone number,                          (702) 794-9237
      including area code


           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     Effective May 19, 2006, Riviera Holdings Corporation (the "Company") entered into a letter agreement with Mark B. Lefever, pursuant to which Mr.Lefever will serve as the Company's Treasurer and Chief Financial Officer ("CFO") and as the Executive Vice President - Finance, Treasurer and CFO of Riviera Operating Corporation ("ROC"), the Company's wholly-owned subsidiary. The material terms of the agreement are as follows.

o                 base salary:  $250,000;

o eligibility for an award at the $100,000 level under the Company's Incentive Compensation Program (the "Program") if the Program's 2006 financial targets are met, but prorated for the portion of 2006 during which Mr. Lefever is employed with the Company;

o six months' severance pay in the event of termination for any reason other than cause during Mr. Lefever's first 12 months of employment; if the Company is sold to any party other than Riv Acquisition Holdings Inc. or its affiliates during his first 12 months of employment, then Mr. Lefever can elect to terminate and be paid six months' salary;

o Mr. Lefever can cancel the above severance pay arrangements and accept a salary continuation agreement with the Company for a term ending on December 31, 2007, on such terms and conditions that the Company establishes for its executive vice presidents, when the Company establishes such salary continuation agreements later this year;

o                 moving and health insurance expense reimbursements; and

o                 $500 monthly car allowance.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 22, 2006, Mark B. Lefever was appointed as Treasurer and CFO of the Company and as Executive Vice President - Finance, Treasurer and CFO of ROC. Mr. Lefever fills the positions vacated by Duane Krohn, who retired on May 2, 2006. William L. Westerman, the Company's and ROC's Chairman of the Board and Chief Executive Officer, had been serving in the Treasurer and CFO positions on an interim basis since Mr.Krohn's retirement. Biographical information regarding Mr. Lefever is in the Company's press release, dated May 23, 2006, which is included herein as Exhibit 99.1 and is incorporated herein by reference. The material terms of Mr.Lefever's employment with the Company are described in
Item 1.01 of this Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(a) Not applicable. (b) Not applicable. (c) Not applicable. (d) Exhibits:

99.1 Riviera Holdings Corporation press release, dated May 23, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Date: May 24, 2006        RIVIERA HOLDINGS CORPORATION




                                                  By: /s/ Tullio Marchionne
                                                  Secretary